EXHIBIT 10.1

                               AMENDMENT TO THE
                            COMPENSATION AGREEMENT

      This Compensation Agreement dated February ___, 1997 ("Agreement") is by and between, WESTMARK GROUP HOLDINGS, INC., a Delaware corporation ("Company") and BREWER & PRITCHARD, P.C., a professional corporation ("Consultant").

                             W I T N E S S E T H:

            WHEREAS, the parties hereto entered in to a fee agreement dated February 13, 1996 ("Fee Agreement"), which was amended July 15, 1996 and August 14, 1996;

            WHEREAS, the parties wish to further expand the terms of the fee agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

      1. ENGAGEMENT. Subject to the terms and provisions of this Agreement, the Company hereby reaffirms the engagement of Consultant, as an independent contractor, to provide the services outlined in the Fee Agreement.

      2. COMPENSATION. For certain services performed by Consultant for the Company pursuant to the Fee Letter, the Company will issue to Consultant an additional 70,000 shares of common stock of the Company pursuant to a S-8 Registration Statement.

      3. STATUS REPORTS. At the Company's written request, Consultant shall prepare and submit to the Company a written status report describing the status of any sales of the Company Common Stock sold hereby.

      4. TERM. The term of this Agreement shall commence on the date herein and shall continue in full force and effect for a period of six months.

      5. MISCELLANEOUS.

            (a) ASSIGNMENT. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned or transferred by either party, nor shall any interest herein be assigned, transferred, pledged or hypothecated by either party without the prior written consent of the other party.

            (b) APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.
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            (c) ENTIRE AGREEMENT, AMENDMENTS AND WAIVERS. This Agreement
      constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                    WESTMARK GROUP HOLDINGS, INC.

                                    By________________________________________
                                    Name______________________________________
                                    Title_____________________________________

                                    CONSULTANT

                                    BREWER & PRITCHARD, P.C.

                                    ___________________________________________-
                                    Thomas C. Pritchard